UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Corrections Corporation of America

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholders meeting to be held on May 14, 2009
CORRECTIONS CORPORATION OF AMERICA
CORRECTIONS CORPORATION OF AMERICA
CORRECTIONS CORPORATION OF AMERICA 10 BURTON HILLS BLVD NASHVILLE, TN 37215
Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: 03/17/09 Date: 05/14/09 Time: 10:00 a.m., local time Location: Corrections Corp. of America-Corporate Headquarters 10 Burton Hills Boulevard Nashville, TN 37215 Meeting Directions: For directions to the meeting, please call (615) 263 3000.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K 2008 LETTER TO SHAREHOLDERS
How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/30/09.
How To Vote Please Choose One of the Following Voting Methods
Vote In Person: Stockholders who are entitled to vote at the meeting are invited to attend. All stockholders of record will need to present a form of personal photo identification and proof of ownership in order to be admitted to the Annual Meeting. This notice provides proof of ownership or if your shares are held in the name of a bank, broker or other holder of record, you may bring a brokerage statement dated on or after March 17, 2009 as proof of ownership with you to the Annual Meeting.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting Items
1. Election of Directors.
RECOMMENDATION OF THE BOARD OF DIRECTORS: "FOR” ALL NOMINEES Nominees:
01) William F. Andrews 06) Dennis W. DeConcini 11) John R. Prann, Jr. 02) John D. Ferguson 07) John R. Horne 12) Joseph V. Russell 03) Donna M. Alvarado 08) C. Michael Jacobi 13) Henri L. Wedell 04) Lucius E. Burch, III 09) Thurgood Marshall, Jr. 05) John D. Correnti 10) Charles L. Overby
RECOMMENDATION OF THE BOARD OF DIRECTORS: “FOR”
2. Ratification of the appointment by our Audit
Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
RECOMMENDATION OF THE BOARD OF DIRECTORS: “AGAINST”
3. Adoption of a stockholder proposal for the Company to provide a semi-annual report to stockholders disclosing certain information with respect to the Company’s political contributions and expenditures.
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